UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 20, 2020
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item    8.01 Other Events.
Acquisition of VV&M Apartments
On March 20, 2020, the Company, through its indirect wholly-owned subsidiary Steadfast Apartment REIT III Operating Partnership, L.P., a Delaware limited partnership (“STAR III OP”), agreed to acquire the 301-unit multifamily property located in Dallas, Texas known as VV&M Apartments (“VV&M”) for an aggregate purchase price of $59,250,000, pursuant to the terms of the Contribution Agreement, dated as of March 20, 2020 (the “Contribution Agreement”), by and among STAR III OP, as Purchaser, and Wellington VVM, LLC and Copans VVM, LLC (collectively, the “Contributors”).
The Contribution Agreement provides that at closing, the Contributors will contribute VV&M to STAR III OP and STAR III OP will issue $14,500,000 in new class A-2 operating partnership units (the “Class A-2 OP Units”), subject to adjustment, and assume $44,800,000 in existing mortgage debt secured by VV&M (the “Loan”). The Loan accrues interest at 3.82% per annum.
On the closing date, the parties will enter into a Second Amended and Restated Agreement of Limited Partnership of STAR III OP (“STAR III OP Agreement”) that provides for conversion and repurchase rights for the Contributors after five years from closing. The STAR III OP Agreement also provides STAR III OP the right to repurchase the Class A-2 OP Units after five years from the closing.
The closing of the transaction is conditioned upon obtaining lender’s consent to the assumption of the Loan by STAR III OP.

Letter to Stockholders
On or about March 24, 2020, the Company is sending a letter to its stockholders regarding the Company’s response to COVID-19. A copy of the stockholder letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

99.1	Letter to Stockholders of the Company, dated as of March 24, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	March 24, 2020	By:	/s/ Ella S. Neyland
Ella S. Neyland
President